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                           GE INVESTMENTS FUNDS, INC.

                        SUPPLEMENT DATED FEBRUARY 1, 2001
     TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2000


The lead portfolio manager of the S&P 500 Index Fund (the "Fund"), which is sub-advised by State Street Global Advisors (SSGA), is changed. Karl Schneider now leads the team of portfolio managers of the Fund.

The following biography of Karl Schneider replaces the second paragraph of the section titled "S&P 500 Index Fund" on page 52 of the Prospectus.

          The Fund is managed by a team of portfolio managers led by Karl Schneider. Mr. Schneider is a Principal of State Street Global Advisors in the U.S. Structured Products Group. He joined the firm in 1996. Before joining the U.S. Structured Products Group, Mr. Schneider worked as a portfolio manager in the firm's Currency Management Group. Prior to this, he was an analyst in the Process Engineering division within State Street's custody operation. Mr. Schneider holds B.S. degrees in Finance and Investments from Babson College.

There is no change to the investment objective and principal investment strategies of the Fund as stated in the Prospectus and Statement of Additional Information.